Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the "Agreement") is made as of June 28, 2011 (the "Effective Date"), by and among Housing Programs Limited, a California limited partnership ("Assignor"), and Gleason E. Amboy, Joel I. Ferguson, and Sol L. Steadman (collectively referred to herein as "Assignee"); and AMG-MGT, LLC, a Michigan limited liability company (the "General Partner" and together with Assignor and Assignee, each a "Party" and, as the context requires, any two or more, collectively, "Parties"), with reference to the following:

A.        Oshtemo Limited Dividend Housing Association (the "Partnership") was formed as a limited partnership under the laws of the State of Michigan and is being operated pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of August 30, 1984, as amended by the First Amendment to Amended and Restated Agreement of Limited Partnership, dated as of March 1, 2007 (collectively, the "Amended Partnership Agreement").

B.         Assignor, being the sole limited partner in the Partnership, has agreed to assign all of its limited partnership interests in the Partnership to Assignee and withdraw from the Partnership, Assignee has agreed to acquire such interests, and the General Partner has consented to such assignment and assumption, all pursuant to the terms of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.         Assignment and Assumption.

1.1       Effective as of the "Closing" (as hereinafter defined):

(a)        Assignor hereby assigns to Assignee (in three equal parts) 100% of Assignor's interest in the Partnership, including, without limitation, Disposition Profits, Disposition Losses, Operating Disbursements, Operating Profits, Profits and Losses (each as defined in the Amended Partnership Agreement) and all other Partnership assets, and all rights to any fees, loan repayments and reimbursements (collectively, the "Interest"); and

(b)        Assignee assumes and agrees to perform all of the obligations of Assignor under the Partnership Agreement.

1.2       In consideration of Assignor's assignments of the Interest, at the Closing Assignee shall pay to Assignor an amount (the "Payment") equal to Three Hundred fifty Thousand ($350,000.00) Dollars, payable in cash. The Payment shall be treated as a direct acquisition of the Interest. Assignor covenants and agrees that such sum shall be received in full satisfaction of all obligations and liabilities due Assignor in connection with or in any manner arising out of the Partnership, the Property (as defined in the Amended Partnership Agreement) or any other assets owned by the Partnership. The Payment shall be made by federal funds wired pursuant to instructions from Assignor.

2.         Closing.

2.1       The closing of the transactions contemplated by this Agreement (the "Closing") shall occur no later than December 31, 2011 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, this Agreement shall terminate automatically without the necessity of any further action on the part of any of the Parties unless the Parties otherwise agree in writing.

2.2       At the Closing:

(a)        As provided in Section 1.2, Assignee shall pay the Payment; and

(b)        Assignor, Assignee and the General Partner shall execute and exchange countersigned counterparts of the Second Amendment to Amended and Restated Agreement of Limited Partnership of the Partnership in the form attached hereto as Exhibit A (the "Amendment").

            3.         Conditions to Closing.

3.1       Each of the Parties acknowledges that the consent of the Governmental Agencies (as defined in the Amended Partnership Agreement) to the transfer of the Interest, as contemplated by this Agreement, is required. The General Partner and Assignee shall each use commercially reasonable efforts to obtain the same, and Assignor, at no cost, expense or liability to it, will fully cooperate with the General Partner and Assignee by providing the Governmental Agencies with such information and executing documents which the Governmental Agencies may reasonably require in order to evaluate such transfer, and it shall be a condition precedent to Closing that the Governmental Agencies' consent is received prior to Closing. The General Partner and Assignee, on the one hand, and Assignor, on the other, shall each provide the other with copies of any correspondence from the Governmental Agencies or that it receives in connection with the Governmental Agencies' review of the proposed transfer of the Interest.

3.2       It shall be a condition precedent to Closing that all representations and warranties set forth herein shall be true and correct in all material respects, and all covenants set forth herein shall have been fully complied with in all material respects, as of the Closing.

3.3       Notwithstanding anything to the contrary contained or implied in this Agreement, there are no other conditions to the obligation of the Parties to close the transaction contemplated by this Agreement except as expressly set forth in this Section 3.

3.4       If on the date of Closing any condition set forth in Section 3 has not been satisfied, this Agreement shall terminate and be of no further force or effect.

4.         Representations, Warranties and Covenants.

4.1       As a material inducement to Assignee entering into this Agreement, Assignor hereby represents and warrants to Assignee the following are true and correct as of the Effective Date, shall be true and correct as of the Closing Date, and shall survive the Closing and the withdrawal of Assignor from the Partnership:

(a)        Assignor is the owner of the Interest and the Interest is not subject to any lien, pledge or encumbrance of any nature whatsoever and Assignee shall acquire the same free of any rights or claims thereto by any other party claiming by, through or under Assignor.

(b)        The execution and delivery of this Agreement by Assignor and the performance of the transactions contemplated herein have been duly authorized by all requisite corporate and partnership proceedings and, assuming the due and proper execution and delivery by Assignee and the General Partner, this Agreement is binding upon and enforceable against Assignor in accordance with its terms.

(c)        No proceeding before any federal, state, municipal or other governmental department, commission, board or agency is pending against Assignor or, to the knowledge of Assignor, threatened against Assignor pursuant to which an unfavorable judgment would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the transactions contemplated hereunder, nor does Assignee know of any reason to believe any such proceeding will be instituted.

(d)        Assignor has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

4.2       As a material inducement to Assignor entering into this Agreement, Assignee hereby represents and warrants to Assignor the following are true and correct as of the Effective Date, shall be true and correct as of the Closing Date, and shall survive the Closing and the withdrawal of Assignor from the Partnership:

(a)        The execution and delivery of this Agreement by Assignee and the performance of the transactions contemplated herein have been duly authorized by all requisite corporate and partnership proceedings.

(b)        Assuming the due and proper execution and delivery by Assignor, this Agreement is binding upon and enforceable against Assignee in accordance with its terms.

(c)        No proceeding before any federal, state, municipal or other governmental department, commission, board or agency is pending against Assignee or, to the knowledge of Assignee, threatened against Assignee pursuant to which an unfavorable judgment would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the transactions contemplated hereunder, nor does Assignee know of any reason to believe any such proceeding will be instituted.

(d)        Assignee has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

(e)        Assignee is aware of the restrictions on transfer or encumbrance of the Interest under the Partnership Agreement, as well as the transfer restrictions imposed by the Securities Act of 1933, as amended, and applicable state securities laws (the "Securities Laws"). Assignee is able to bear the economic risk of its investment in the Interest, is aware that it must hold the Interest for an indefinite period and that the Interest has not been registered under the applicable Securities Laws and may not be sold or otherwise transferred unless permitted by the terms of the Partnership Agreement and the Interest is registered, or an exemption from the registration requirements is available with respect thereto, under the Securities Laws. Assignee is acquiring the Interest for its own account and not with a view to resell, transfer or otherwise dispose thereof.

(f)         Assignee is an Affiliate of the General Partner and, knows, therefore, at least as much about the Partnership as Assignor. Assignee is experienced in financial transactions such as ownership of the Interest and understands the business and operations of the Partnership. Assignee has had an opportunity to ask questions about and seek information about the Partnership and the Property, and has not relied upon any express or implied representations or warranties from Assignor with regard to the Interest, the Partnership or the Property, except as expressly provided herein.

(g)        Assignee accepts and adopts all of the terms and conditions of the Amended Partnership Agreement and accepts all of the conditions of the Regulatory Agreement (as defined in the Amended Partnership Agreement), and Assignee agrees to pay when due all capital contributions owed or to be owed to the Partnership relating to the Interest.

4.3       As a material inducement to Assignor entering into this Agreement:

(a)        The General Partner represents and warrants to Assignor that (i) the execution and delivery of this Agreement by the General Partner and its performance of the transactions contemplated herein have been duly authorized by all requisite corporate proceedings, and (ii) assuming the due and proper execution and delivery by Assignor, this Agreement is binding upon and enforceable against the General Partner in accordance with its terms. The foregoing representations and warranties are true and correct as of the Effective Date, shall be true and correct as of the Closing Date, and shall survive the Closing and the withdrawal of Assignor from the Partnership; and

(b)        The General Partner covenants to Assignor that on or before Closing, the Partnership will have obtained all necessary consents and approvals for the transactions contemplated by this Agreement, including, but not limited to, the consents, to the extent required, of all Governmental Agencies.

                        4.4       Except as expressly provided in Section 4, no Party has made any other representation or warranty (oral or written) concerning the Interest, the Partnership, the Property or any other matter.

5.         Miscellaneous. All notices, demands, requests and other communications required pursuant to the provisions of this Agreement ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:

5.1       If to Assignor:

AIMCO

639 Granite Street

Suite 312

Braintree, MA 02184

Attention: Brian Flaherty

Facsimile: 781-849-7652

and:

AIMCO

4582 South Ulster Street Parkway

Suite 1100

Denver, CO 80237

Attention: Trent Johnson, Esq.

Facsimile: (720) 200-6881

with a copy to:

Bryan Cave LLP

1201 West Peachtree Street

Suite 1400

Atlanta, GA 30309

Attention: Todd Wade, Esq.

Facsimile: (404) 572-6999

5.2       If to Assignee and/or the General Partner, to the intended recipient at:

Gleason E. Amboy

4275 Five Oaks

Lansing, MI 48911

Sol L. Steadman

2110 Casey Key Road

Nokomis, FL 34275

Joel I. Ferguson

1223 Turner Street

Suite 400

Lansing, MI 48906

AMG-MGT, LLC

Attn: Gleason E. Amboy

4275 Five Oaks

Lansing, MI 48911

With a copy to:

Loomis, Ewert, Parsley, Davis & Gotting, P.C.

124 W. Allegan, Suite 700

Lansing, MI 48933

Attention: Richard W. Pennings, Esq.

Any of the Parties may designate a change of address by Notice in writing to the other Parties. Whenever in this Agreement the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

                        5.3       If any term, covenant or provision hereof is illegal, or the application thereof to any person or in any circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the circumstances other than those with respect to which it is held invalid or unenforceable, shall not be affected thereby except that each term, covenant, condition and provision of this Agreement shall be interpreted to be consistent with the intent of the parties as characterized by all the provisions herein stated. If the only possible interpretation is to make the Agreement not consistent with the intent of the parties as so characterized, then the parties shall meet and mutually agree upon replacement provisions to the Agreement consistent with the intent of the parties herein.

                        5.4       This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Agreement shall be sufficient for all purposes without producing or accounting for any other counterpart thereof

                        5.5       This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives and permitted successors and assigns of the Parties hereto. This Agreement shall be interpreted in accordance with the laws of the state in which the Property is located.

                        5.6       Nothing herein shall be construed to be for the benefit of or enforceable by any third party including, but not limited to any creditor of either Assignor.

                        5.7       The Parties shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

                        5.8       All article and section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

                        5.9       In the event that any court or arbitration proceedings is brought under or in connection with this Agreement, the prevailing party in such proceeding (whether at trial or on appeal) shall be entitled to recover from the other party all costs, expenses, and reasonable attorneys' fees incident to any such proceeding. The term "prevailing party" as used herein shall mean the party in whose favor the final judgment or award is entered in any such judicial or arbitration proceeding.

5.10     This Agreement constitutes the sole agreement of the Parties with respect to the matters herein, all prior oral or written agreements being merged herein. This Agreement may only be modified by a writing signed by all of the Parties hereto and time is of the essence of this Agreement.

5.11     In interpreting this Agreement it shall be presumed that the Agreement was jointly drafted and no presumption shall arise against any Party in the event of any ambiguity.

5.12     Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

[Signatures on following page(s)]

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date set forth above.

ASSIGNOR:                                                          HOUSING PROGRAMS LIMITED,

                                                                              a California limited partnership

                                                                              By National Partnership Investments Corp.,

                                                                                    a California corporation,

                                                                                    General Partner

                                                                                    By  /s/Brian Flaherty

                                                                                        Name:  Brian Flaherty

                                                                                        Title:  Senior Vice President

                                                                              By NPIA III, a California limited partnership,

                                                                                    General Partner

                                                                                    By National Partnership Investments Corp.,

                                                                                    a California corporation,

                                                                                    General Partner

                                                                                    By  /s/Brian Flaherty

                                                                                        Name:  Brian Flaherty

                                                                                        Title:  Senior Vice President

                                                                              By Housing Programs Corporation II,

                                                                                    a California corporation,

                                                                                    General Partner

                                                                                    By  /s/Brian Flaherty

                                                                                        Name:  Brian Flaherty

                                                                                        Title:  Senior Vice President

                                                                              ASSIGNEE:

                                                                              /s/Gleason E. Amboy

                                                                              Gleason E. Amboy

                                                                              /s/Sol L. Steadman

                                                                              Sol L. Steadman

                                                                              /s/Joel I. Ferguson

                                                                              Joel I. Ferguson

GENERAL PARTNER:                                         AMG-MGT, LLC.,

                                                                              A Michigan limited liability company

                                                                              By  /s/Gleason E. Amboy

                                                                                  Name:  Gleason E. Amboy

                                                                                  Title:  Manager